Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2019	Jan. 01, 2019	Dec. 31, 2018
Disclosure of other provisions [abstract]
Net defined benefit plan obligations	$ 714		$ 708
Other financial liabilities	256		79
Deferred compensation and employee incentives	141		128
Provisions	126		128
Other non-current liabilities	27		81
Total provisions and other non-current liabilities	$ 1,264	$ 1,264	$ 1,124